MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Stephen W. Koslow
Director

KNOW ALL MEN BY THESE PRESENT, that I, Stephen W. Koslow, Director of MEMBERS Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Faye A. Patzner, Mike Anderson, Ross D. Hansen or Kevin S. Thompson, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the “1933 Act”) and/or the Investment Company Act of 1940, as amended, in connection with:

MEMBERS Market Zone Annuity
File No.

Product Name	1933 Act File Number
MEMBERS Market Zone Annuity	333-

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 19 day of November, 2012

/s/Stephen W. Koslow
_________________________________
Stephen W. Koslow

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Thomas J. Merfeld
Director

KNOW ALL MEN BY THESE PRESENT, that I, Thomas J. Merfeld, Director of MEMBERS Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Faye A. Patzner, Mike Anderson, Ross D. Hansen or Kevin S. Thompson, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the “1933 Act”) and/or the Investment Company Act of 1940, as amended, in connection with:

MEMBERS Market Zone Annuity
File No.

Product Name	1933 Act File Number
MEMBERS Market Zone Annuity	333-

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 19 day of November, 2012

/s/Thomas J. Merfeld
_________________________________
Thomas J. Merfeld

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

James M. Power
Director

KNOW ALL MEN BY THESE PRESENT, that I, James M. Power, Director of MEMBERS Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Faye A. Patzner, Mike Anderson, Ross D. Hansen or Kevin S. Thompson, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the “1933 Act”) and/or the Investment Company Act of 1940, as amended, in connection with:

MEMBERS Market Zone Annuity
File No.

Product Name	1933 Act File Number
MEMBERS Market Zone Annuity	333-

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 19 day of November, 2012

/s/James M. Power
_________________________________
James M. Power

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Richard R. Roy
Director

KNOW ALL MEN BY THESE PRESENT, that I, Richard R. Roy, Director of MEMBERS Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Faye A. Patzner, Mike Anderson, Ross D. Hansen or Kevin S. Thompson, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the “1933 Act”) and/or the Investment Company Act of 1940, as amended, in connection with:

MEMBERS Market Zone Annuity
File No.

Product Name	1933 Act File Number
MEMBERS Market Zone Annuity	333-

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 19 day of November, 2012

/s/Richard R. Roy
_________________________________
Richard R. Roy

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Brian J. Borakove
Treasurer

KNOW ALL MEN BY THESE PRESENT, that I, Brian J. Borakove, Treasurer of MEMBERS Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Faye A. Patzner, Mike Anderson, Ross D. Hansen or Kevin S. Thompson, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the “1933 Act”) and/or the Investment Company Act of 1940, as amended, in connection with:

MEMBERS Market Zone Annuity
File No.

Product Name	1933 Act File Number
MEMBERS Market Zone Annuity	333-

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 5 day of February, 2013

/s/Brian J. Borakove
_________________________________
Brian J. Borakove